UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2005

AUGUST TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-30637	41-1729485
(Commission File Number)	(IRS Employer
Identification No.)

4900 West 78th Street

Bloomington, Minnesota 55545

(Address of Principal Executive Offices)  (Zip Code)

(952) 820-0080

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

                On November 9, 2005, August Technology Corporation issued a press release announcing the completion of the financial statement restatement process and that it has filed an amended Annual Report on Form 10-K/A for the year ended December 31, 2004 and amended Quarterly Reports on Form 10-Q/A for the periods ended March 31, 2005 and June 30, 2005.  The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this report as if fully set forth herein.

                On November 9, 2005, we also issued a press release announcing our financial results for the third quarter of fiscal year 2005.  The full text of the press release is set forth in Exhibit 99.2 attached hereto and is incorporated in this report as if fully set forth herein.

Item 9.01	Financial Statements and Exhibits.

	(a)	Financial statements: None.

	(b)	Pro forma financial information: None.

	(c)	Exhibits:

		Exhibit 99.1	Press release dated November 9, 2005 with respect to completion of the restatement of financial statements.

		Exhibit 99.2	Press release dated November 9, 2005 with respect to 2005 third quarter results.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:      November 9, 2005

AUGUST TECHNOLOGY CORPORATION

By	/s/ Stanley D. Piekos
Stanley D. Piekos, Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

AUGUST TECHNOLOGY CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
November 9, 2005	000-30637

EXHIBIT NO.	ITEM

99.1	Press release dated November 9, 2005 with respect to completion of the restatement of financial statements.

99.2	Press release dated November 9, 2005 with respect to 2005 third quarter results.